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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                         ------------------------------

                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (date of earliest event reported):
                                January 27, 2005


                       Cabot Microelectronics Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                       000-30205                36-4324765
-------------------------------      -----------------------     ---------------
(State or other jurisdiction of      (Commission File Number)     (IRS Employer
        incorporation)                                           Identification)

                    870 Commons Drive, Aurora, Illinois 60504
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (630) 375-6631
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    [ ] Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)

    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
        CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 2.02 Results of Operations and Financial Condition.

         On January 27, 2005, Cabot Microelectronics Corporation issued a press release entitled "Cabot Microelectronics Reports Results For First Quarter of Fiscal 2005," a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference. The press release contains financial and other information including that related to our first fiscal quarter ended December 31, 2004. The press release also includes cautionary statements identifying important factors that could cause actual results to differ materially from those described by any forward-looking statements.

         This information is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

         (c)      Exhibits

                  The following exhibit is being furnished, not filed, herewith pursuant to Item 2.02 of Form 8-K:

                  99.1 Press release, dated January 27, 2005, entitled "Cabot Microelectronics Reports Results For First Quarter of Fiscal 2005."





                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  CABOT MICROELECTRONICS CORPORATION


Date: January 27, 2005            By: /s/ WILLIAM S. JOHNSON
                                      ------------------------------------------
                                      William S. Johnson
                                      Vice President and Chief Financial Officer
                                      [Principal Financial Officer]



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                                INDEX TO EXHIBITS


Exhibit
Number          Title
------          -----


99.1            Press release, dated January 27, 2005, entitled
                "Cabot Microelectronics Reports Results For First Quarter of
                Fiscal 2005."




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